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                                  Exhibit 10.41

List of Senior Vice Presidents who have executed an Executive Severance
Agreement:

Stuart K. Campbell                 Senior VP, Finance
Mary Lou Redshaw                   Senior VP, Client Services
Herbert B. Schneiderman            Senior VP, Medical Delivery Systems
Connie L. Van Fleet                Senior VP, Chief Information Officer
Kathy Zorica                       Senior VP, Business Analysis and
                                   Product Management